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CORIO, INC.

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Filed by Corio, Inc. Pursuant to Rule 14a-12
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Subject Company: Corio, Inc.
Commission File No.: 000-31003

The following is a conference call presentation given by Rick McGee, VP of IBM Global Services, and John Ottman, Executive VP of Corio, to certain industry analysts on January 25, 2005.

IBM to Acquire Corio Extending Leadership in Applications on DemandTM Rick McGee, VP, Software as Services, IBM Global Services John Ottman, Executive VP, Worldwide Markets Corio, Inc.

Market opportunity for Application Services is strong and growing Corio is an industry leader through their Applications on DemandTM Platform IBM and Corio have the broadest portfolio of application services to meet market needs Today's News Rick

IBM Announces Plans to Acquire Corio Will accelerate the growth of IBM capabilities to meet clients' needs for Applications on DemandTM Both large and mid-sized businesses will benefit from IBM's integration of Corio's; application management expertise innovative processes and automation technologies and service offerings Corio + IBM = Applications on DemandTM leadership Rick

John

Corio in Brief

Formed	September 1998, IPO July 2000
Headquarters	959 Skyway Road, Suite 100, San Carlos, CA 94070
Company mission	To deliver, manage and support enterprise applications for its customers
Company tagline	'Applications on Demand™'
2003 Revenues	$68.7M (+22.5% YOY)
Products	▪Preconfigured application solutions including service scopes, architectures, and sizing guidelines ▪79 standard products ▪1,150 standard options
Processes and Automations	▪108 active automations for applications, databases, infrastructure, business processes ▪25,000 service requests per quarter ▪200 activation projects per quarter ▪27 major COBIT/SOX controls ▪230 standard operating procedures
Employees	376
Customers	~130
App Hosting Seats	~300,000
Customer examples	▪Visa ▪SG Cowen ▪Jazz Semiconductor ▪Radio Free Europe ▪Rochester Institute of Technology ▪North American Packaging ▪Skyworks ▪Mitsubishi Silicon ▪Small Business Administration

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© 2005 IBM Corporation

Corio Integration Details Acquisition is expected to close within 60 days, subject to Corio stockholder and regulatory approvals. Corio employees will become IBM employees. After close: George Kadifa will be IBM General Manager, Applications on DemandTM George will report to Jim Corgel, IBM General Manager, SMB Services George's Applications on DemandTM group will include IBM's: Application Hosting Flexible Application Hosting Software as Services business Continued management and leadership of Corio Rick

Clients increasingly want application management service alternatives Clients demand more simple, faster, and flexible access to software applications Clients want to decrease TCO, accelerate speed to market and not be slowed down by regulatory compliance Hosted applications are growing 4X faster than in-house application implementations To lead, service providers must continuously innovate to support highly efficient and automated application solution options John

2003-2004: Industry Solutions / Business Process Services "fusion of process, application, infrastructure value" IGS has evolved to meet changing client needs 1999-2000: Colocation "power, pipe and ping" 1 "adding value to the data center" 2001: Managed Hosting 2 2002-2003: Flexible Hosting "moving up the stack" 3 4 Facilities services / colocation IBM #2 share "secure connection" Service elements launched IBM #1 share "choice" Application Hosting launched "new value / higher margin" Virtual Services launched SaS (Siebel CRM) SaS (Lotus Web Conferencing) 5 January 2005 - IBM to Acquire Corio 'Applications on DemandTM' Rick

Our Applications on DemandTM portfolio offers clients a wide range of services Consulting services Processes Technology Universal Management Infrastructure (UMI) Application Management Resources Flexible Application Hosting Application Hosting Software as Services Speed of Deployment Customization Low Low High High Applications on DemandTM Rick

Only IBM provides clients with this wide range of options Attribute Application Hosting Flexible Application Hosting Software as Services Who manages the application? Client or IBM IBM or ISV IBM or ISV Dedicated or Virtualized Infrastructure? Dedicated moving to virtualized Virtualized Virtualized Usage-based pricing? No Mix Yes Ability to customize / configure application High Medium Low Customer owned application license? Yes Yes No Prime audience Enterprise Mid-sized businesses and Enterprise Mid-sized businesses Time to implement Months Weeks Days IBM Offering example Application Hosting for SAP Application Hosting for Siebel Neighborhood America Public Comment Service E-mail Archive and Records Management Service with ZANTAZ Siebel CRM OnDemand Lotus Web Conferencing Service Market participants IBM, EDS, Accenture IBM, Oracle, Corio IBM, Digital Insight, Salesforce.com Rick

➢Rick

IBM CORIO

Clients will benefit from IBM's expanded offering portfolio as a result of the Corio acquisition

Segment	Applications on Demand™ Portfolio		
Software as Services	▪Digital Content Management Service ▪Digital Media Commerce Service ▪Lotus Web Conferencing Service ▪Product Data Management Service ▪Siebel CRM OnDemand		
Flexible Application Hosting	▪Consumer Demand Management Service with DemandTec ▪E-mail Archive and Records Management Service with ZANTAZ ▪e-PALS SchoolM@il e-mail service ▪Neighborhood America Public Comment Service ▪Workforce Mobility Service	✓Corio Full Service for Ariba ✓Corio Full Service for E.piphany ✓Corio Full Service for Oracle ✓Corio Full Service for PeopleSoft ✓Corio Full Service for SAP ✓Corio Full Service for Siebel	✓Corio OnSite ✓Corio Development
Application Hosting	▪Application Hosting for Ariba ▪Application Hosting for i2 ▪Application Hosting for SAP ▪Application Hosting for Siebel ▪Application Hosting for WebSphere		

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© 2005 IBM Corporation

Client and Partner Benefits Both IBM and Corio Breadth of Application on Demand portfolio Rapid application provisioning and processes to improve speed to market Application-centric offering development methodology to drive rapid service improvements Corio Maintaining same service levels and current contracts IBM's deep expertise and aggressive technology investments Enhanced service capabilities (e.g. consulting, systems integration, and multi-vendor systems management) Application Enablement Program to help facilitate broader partner recruitment and support Corio Partners Expanded sales channels Enhanced quality, reliability, and features IBM Partners Leverage more efficient delivery options Enhanced application management skills Future Partners Expanded technology platform options Client Partner Rick

Corio + IBM = Applications on DemandTM leadership Provides greater breadth of service capabilities and options for large and mid-sizes businesses Combining resources and processes to support rapid application deployment and automated management Strengthens Applications on DemandTM to drive market hypergrowth John

Additional Information FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements that are subject to certain risks and uncertainties. Actual results may differ materially from the results contemplated in these forward-looking statements. Statements regarding the expected date of completion of the transaction, and expected integration, growth and improved client service benefits are forward-looking statements and subject to risks and uncertainties, including among others: uncertainties as to the timing of the merger, approval of the transaction by Corio's stockholders, the satisfaction of closing conditions to the transaction, including the receipt of regulatory approvals, whether certain market segments will grow as anticipated, the competitive environment among application service providers, and difficulties encountered in integrating companies. ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the merger, Corio will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF CORIO ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Corio, Inc., 959 Skyway Road, Suite 100, San Carlos, CA 94070 (Telephone: (650) 232-3000). In addition, documents filed with the SEC by Corio will be available free of charge at the SEC's web site at www.sec.gov. Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Corio in connection with the transaction, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by Corio with the SEC.